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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): May 15, 2003

XO COMMUNICATIONS, INC.
(Exact name of registrant as specified in charter)

Delaware	0-30900	54-1983517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11111 Sunset Hills Road, Reston, Virginia (Address of principal executive offices)	20190 (Zip Code)

     Registrant’s telephone number, including area code: 703-547-2000

(Former name or former address, if changed from last report)

Item 7. Financial Statements and Exhibits.

Exhibits	XO Communications, Inc.

99.1	Press Release of XO Communications, Inc., dated May 15, 2003.

Item 9. Regulation FD Disclosure

     A copy of the May 15, 2003 press release issued by XO is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The registrant is furnishing the information required by Item 12 of Form 8-K, “Results of Operations and Financial Condition,” under this Item 9.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XO COMMUNICATIONS, INC.

By:	/s/ Wayne M. Rehberger Name: Wayne M. Rehberger Title: Executive Vice President, Chief Financial Officer

May 19, 2003

Exhibit Index

Exhibit No	Description

99.1	Press Release of XO Communications, Inc., dated May 15, 2003.